UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2023

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareowners (the “Annual Meeting”) of New Jersey Resources Corporation was held on January 25, 2023. At the Annual Meeting, of the 96,430,381 shares outstanding and entitled to vote as of the record date, 83,579,835 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting were as follows:

Item 1: The Company’s shareowners elected the four directors nominated by the Board for election to the Board at the Annual Meeting.  Michael A. O’Sullivan was elected for a two-year term expiring in 2025, and until his successor is elected and has been qualified; Jane M. Kenny, Sharon C. Taylor and Stephen D. Westhoven have each been re-elected for a three-year term expiring in 2026, and until their respective successors are elected and have been qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Michael A. O’Sullivan	72,860,840	404,653	10,314,342
Jane M. Kenny	70,480,144	2,785,349	10,314,342
Sharon C. Taylor	72,474,953	790,540	10,314,342
Stephen D. Westhoven	72,715,440	550,053	10,314,342

The terms of office of the following directors continued after the Annual Meeting: Gregory E. Aliff, Donald L. Correll, James H. DeGraffenreidt, Jr., M. Susan Hardwick, Thomas C. O’Connor and George R. Zoffinger. As previously disclosed, David A. Trice’s term expired at the Annual Meeting and he did not stand for reelection and Robert B. Evans retired at the Annual Meeting, and he did not stand for reelection.

Item 2: The Company’s shareowners approved a non-binding advisory resolution approving the compensation of the Company’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
71,235,427	1,598,384	431,682	10,314,342

Item 3: The Company’s shareowners approved a one-year frequency for the non-binding shareowner vote to approve the compensation of our named executive officers, by the votes set forth in the table below:

Every Year	Every Two Years	Every Three Years	Abstain
69,350,408	377,897	2,872,763	664,425

Based on these results and consistent with the Company’s recommendation, the Board and management have determined to continue to hold an annual advisory vote on the compensation of our named executive officers.  The Board will re-evaluate this determination with the next required shareowners advisory vote on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers.

Item 4: The Company’s shareowners ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
82,019,121	1,313,155	247,559	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: January 30, 2023	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and Chief Financial Officer